                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120               52-1611421
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 15, 2005,  Blonder  Tongue  Laboratories,  Inc.  issued a press release announcing its financial  results for the fourth quarter and year ended December
31, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is  incorporated  herein by  reference.  The  information  disclosed in this report,  including  Exhibit 99.1  hereto,  is being  furnished  and shall not be deemed  "filed" for  purposes of Section 18 of the  Securities  Exchange  Act of
1934.

Item 9.01.  Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated April 15, 2005.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                          BLONDER TONGUE LABORATORIES, INC.

                          By:  /s/ Eric Skolnik
                               Eric Skolnik
                               Senior Vice President and Chief Financial Officer

Date: April 15, 2005

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                                  EXHIBIT INDEX

         Exhibit No.                                 Description

         Exhibit 99.1              Press Release of Blonder Tongue Laboratories,
                                   Inc. dated April 15, 2005 regarding financial
                                   results for the fourth quarter and year ended
                                   December 31, 2004.

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